UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 15, 2005

IMCLONE SYSTEMS INCORPORATED

(Exact name of Registrant as Specified in Charter)

Delaware	0-19612	04-2834797
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Varick Street

New York, New York 10014

(Address of Principal Executive Offices) (Zip Code)

(212) 645-1405

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

ImClone Systems Incorporated and Bristol-Myers Squibb Company announced today that Health Canada’s Biologics and Genetic Therapies Directorate has approved Erbitux® (Cetuximab) injection for the treatment of metastatic colorectal cancer.  Erbitux has been approved for use in combination with irinotecan in the treatment of patients with epidermal growth factor receptor (EGFR) – expressing, metastatic colorectal cancer who are refractory to other irinotecan–based chemotherapy, and as single agent therapy for patients who are intolerant to irinotecan–based chemotherapy.

The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED

By:	/s/ Erik Ramanathan
	Name:	Erik Ramanathan
	Title:	Vice President, General Counsel

Date:  September 15, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated September 15, 2005.